Income Taxes (Reconciliation Of Income Tax Expense Based On Federal Statutory Rate To Amount Per Effective Tax Rate) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Income Taxes
Taxes computed at federal statutory rate	$ 9,722	$ 3,654	$ 2,351
State and local income taxes - net of federal income tax benefit	294	85	210
Goodwill Impairment	0	0	961
Other - net	(792)	(839)	(990)
Total	$ 9,224	$ 2,900	$ 2,532
Effective Tax Rate	33.20%	27.80%	37.70%
Statutory federal income tax rate	35.00%